UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Item 1. Report to Stockholders.

Tortoise MLP & Pipeline Fund

Investor Class (TORTX)
Institutional Class (TORIX)
C Class (TORCX)

2012 Annual Report
November 30, 2012

2	2012 Annual Report

December 31, 2012

Dear fellow shareholders,

Our fiscal year ended Nov. 30, 2012 was a positive one for pipeline companies and MLPs, despite macro headwinds that included sluggish global economic growth, escalating geopolitical concerns, a contentious U.S. presidential election and gridlock in Washington.

Against this mixed uncertain and often volatile economic and market backdrop, there were many positives at work in the energy sector during year. New technologies for extracting oil and natural gas enabled more efficient production, greater drilling success and faster drilling times. This benefited many of the pipeline companies and MLPs in which the Fund invests – those with strong business fundamentals and infrastructure growth opportunities to connect new sources of oil and gas supply with areas of demand. These advances have not been overlooked by investors who have continued to recognize high quality over longer periods, an approach that ultimately drove positive performance of pipeline companies and MLPs during the period.

Pipeline Sector Update

We believe we are in the early innings of a decades-long opportunity and that we are in the midst of a significant transformation of North American energy. The positive implications of the dramatic growth in North American oil and gas production for pipeline companies are significant. The pace of projects continues to be strong as pipeline infrastructure needs are significant to support expanding production. Evidence of this exists by the disparate prices of crude oil by location across the country. We continue to see a clear need for increased pipeline takeaway capacity from this growing production. In just the next three years, we estimate more than $75 billion in pipeline needs.

Merger and acquisition (M&A) activity remains elevated compared to the long-term historical average, although it trails the MLP acquisitions announced in fiscal 2011, due primarily to economic uncertainty and fluctuating energy prices in 2012. MLP and pipeline acquisitions in fiscal 2012 totaled approximately $50 billion as of Nov. 30, 2012, a figure that excludes several deals announced in December. M&A was driven by a need for assets to be owned by those with high access to capital due to the elevated opportunity set and healthy capital markets.

We believe the fund is well-positioned to access the opportunities across the North American pipeline sector. We view the current backdrop as a very promising and exciting period for pipeline companies. We appreciate your confidence and trust.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP & Pipeline Fund

Table of contents

Fund Information	3

Performance Discussion	5

Expense Example	7

Financial Statements	8

Notes to Financial Statements	13

Report of Independent Registered
Public Accounting Firm	16

Trustees and Officers	17

Additional Information	18

Contacts	19

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	3

Fund Information at November 30, 2012

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional	Investor	C Class
Ticker	TORIX	TORTX	TORCX
Net Expense Ratio(1)	1.11%	1.36%	2.11%

Redemption Fee	None	None	None

Maximum Front-End
Sales Load	None(2)	5.75%(3)	None(2)

Maximum Deferred
Sales Load(3)	None	None	1.00%(4)

(1)	Tortoise has contractually agreed to limit operating expenses for the Fund through 9/30/13, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses of 0.01%, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Institutional Class, 1.35% of the average daily net assets of the Investor Class and 2.10% of the average daily net assets of the C Class.

(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.

(3)	You may qualify for sales charge discounts if you invest at least $50,000. No front-end sales charge is payable on Investor class investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Investment features

Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

MLP & pipeline focus. Real, long-lived, essential assets

Efficient structure. Traditional flow-through mutual fund with daily liquidity at NAV

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Growth opportunities. Infrastructure projects connecting new areas of supply and demand

Experienced MLP adviser. Pioneering MLP investment firm with $9.2 billion in AUM as of 12/31/12

Top ten holdings (% of long-term investments)
1.	Kinder Morgan, Inc.	9.1%
2.	Williams Companies, Inc.	9.0%
3.	Enbridge, Inc.	7.7%
4.	ONEOK, Inc.	7.5%
5.	NiSource, Inc.	7.1%
6.	Spectra Energy Corp.	7.0%
7.	CenterPoint Energy, Inc.	4.5%
8.	TransCanada Corp.	4.5%
9.	Questar Corp.	3.5%
10.	Williams Partners, L.P.	3.1%

Targeted investment characteristics

The Fund’s targeted investments will generally have the following characteristics

  Strategic assets that fuel the economy
  Diversified asset bases
  Limited direct commodity price exposure
  History of predictable, recurring cash flows
  Total return potential through growth and current income
  Experienced management teams

Portfolio statistics

By ownership structure

By asset type

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

4	2012 Annual Report

Mutual fund investing involves risk. Principal loss is possible. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/ or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the Fund differs from that of a direct investment in an MLP by an investor. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for US federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice. Investments in non-US companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of US issuers, including risks related to political, social and economic developments abroad, differences between US and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may also write call options which may limit the Fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	5

Performance Discussion (unaudited)

This is our annual report and reflects the fiscal year ending Nov. 30, 2012. The performance of the Tortoise MLP & Pipeline Fund’s share classes for the periods ending Nov. 30, 2012 were as follows:

Total Returns

			Since	Gross
	Class	1 Year	Inception(1)	Expense Ratio
TORIX	Institutional	14.32%	17.12%	3.91%
TORTX	Investor (excluding load)	14.03%	16.71%	4.16%
TORTX	Investor (maximum load)	7.52%	12.20%	4.16%
TORCX	C Class (excluding CDSC)	N/A	-1.26%	4.91%
TORCX	C Class (including CDSC)	N/A	-2.25%	4.91%
S&P 500® Index(2)		16.13%	5.82%	—

Note: For the period over 1 year, performance reflected is for the average annual returns.

Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-Fund (855-822-3863).

(1)	The inception for TORIX and TORTX was May 31, 2011. The inception for TORCX was September 19, 2012. The since inception return for TORCX is not annualized. The total return listed for the S&P Index® since inception is for the period since inception of TORIX/TORTX.

(2)	The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

After a slow start in the first half of the fiscal year, pipeline companies gained some momentum in the second half, until general uncertainty clouded the market following the election in November. During the same period, the broad market, as represented by the S&P 500 Index®, rebounded following a lethargic 2011.

During the fiscal year, the top contributor to the Fund’s performance was exposure to natural gas pipelines companies and a meaningful stake in the gathering and processing arena. The growing volumes of U.S. and Canadian-produced natural gas and natural gas liquids in turn fueled increased demand for pipeline infrastructure build-out. Natural gas consumption also continued to displace coal as an energy source, a trend that bodes well for pipeline companies in the years ahead. Gathering and processing activity has remained strong, with companies engaged in those activities showing healthy growth profiles as a result of higher supply of natural gas liquids.

Additional contributors to results during the fiscal year were crude oil companies, whose performance was driven by expanding volumes of transported crude oil, in turn propelling pipeline infrastructure build-out opportunities. In addition, the Fund benefited from an increase in pipeline and merger and acquisition activity, particularly Kinder Morgan Inc.’s $38 billion acquisition of El Paso Corp. which closed in fiscal 2012 and created the largest midstream company in North America. There were no material detractors to performance during the year.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

6	2012 Annual Report

Value of $1,000,000 vs. S&P 500 Index (unaudited)

Since inception on May 31, 2011 through November 30, 2012

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2012. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/12)	(11/30/12)	(06/01/12 to 11/30/12)
Tortoise MLP & Pipeline Investor
Class Actual(2)	$1,000.00	$1,065.40	$6.97

Tortoise MLP & Pipeline Investor
Class Hypothetical (5% return
before expenses)	$1,000.00	$1,018.25	$6.81

Tortoise MLP & Pipeline
Institutional Class Actual(2)	$1,000.00	$1,066.00	$5.68

Tortoise MLP & Pipeline
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.50	$5.55

Tortoise MLP & Pipeline
C Class Actual(2)	$1,000.00	$987.40	$4.05

Tortoise MLP & Pipeline
C Class Hypothetical
(5% return before expenses)	$1,000.00	$1,005.63	$4.09

(1)	Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.35%, 1.10% and 2.10% for the Investor Class, Institutional Class and C Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period). The C Class period begins September 19, 2012, the inception of the C Class.

(2)	Based on the actual returns for the six-month period ended November 30, 2012 of 6.54% and 6.60% for the Investor Class and Institutional Class, respectively. Based on the actual return of -1.26% for the period September 19, 2012 through November 30, 2012 for the C Class.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

8	2012 Annual Report

Schedule of Investments
November 30, 2012

	Shares	Fair Value
Common Stock — 75.4%(1)

Canadian Crude/Refined Products Pipelines — 10.5%(1)
Enbridge, Inc.	741,576	$29,878,097
Pembina Pipeline Corp.	415,800	11,774,756
		41,652,853

Canadian Natural Gas Pipelines — 6.0%(1)
Keyera Corp.	122,000	5,844,848
TransCanada Corp.	385,400	17,724,546
		23,569,394

United States Crude/Refined Products Pipelines — 8.9%(1)
Kinder Morgan, Inc.	1,043,500	35,280,735

United States Local Distribution Pipelines — 11.5%(1)
CenterPoint Energy, Inc.	898,400	17,725,432
NiSource, Inc.	1,142,108	27,604,751
		45,330,183

United States Natural Gas Gathering Pipelines — 2.5%(1)
Targa Resources Corp.	196,800	9,857,712

United States Natural Gas Pipelines — 31.5%(1)
EQT Corp.	190,200	11,423,412
National Fuel Gas Co.	147,900	7,702,632
ONEOK, Inc.	648,200	29,084,734
Questar Corp.	696,420	13,663,760
Spectra Energy Corp.	976,400	27,290,380
Williams Companies, Inc.	1,072,220	35,211,705
		124,376,623

United States Other Energy Infrastructure — 4.5%(1)
CMS Energy Corp.	160,300	3,916,129
Dominion Resources, Inc.	76,600	3,915,026
Sempra Energy	58,800	4,023,096
Wisconsin Energy Corp.	160,780	6,034,074
		17,888,325
Total Common Stock
(Cost $296,077,679)		297,955,825

Master Limited Partnerships — 23.2%(1)

United States Crude/Refined Products Pipelines — 9.3%(1)
Holly Energy Partners, L.P.	30,128	2,023,095
Magellan Midstream Partners, L.P.	247,650	11,015,472
MPLX LP	106,336	3,068,857
Oiltanking Partners LP	51,499	1,908,553
Plains All American Pipeline, L.P.	252,600	11,766,108
Sunoco Logistics Partners L.P.	77,100	3,918,222
Tesoro Logistics LP	63,771	2,939,843
		36,640,150

United States Natural Gas Gathering Pipelines — 4.7%(1)
Access Midstream Partners LP	141,693	4,957,838
MarkWest Energy Partners LP	78,360	4,049,645
Southcross Energy Partners, L.P.	41,400	972,072
Targa Resources Partners LP	105,580	3,977,198
Western Gas Partners LP	98,730	4,833,821
		18,790,574

United States Natural Gas Pipelines — 9.2%(1)
Energy Transfer Equity, L.P.	42,850	1,948,390
Enterprise Products Partners L.P.	226,810	11,755,562
ONEOK Partners, L.P.	116,089	6,762,184
Regency Energy Partners LP	172,329	3,855,000
Williams Partners LP	234,800	11,953,668
		36,274,804
Total Master Limited Partnerships
(Cost $86,205,423)		91,705,528

Short-Term Investment — 1.0%(1)

United States Investment Company — 1.0%(1)
Fidelity Institutional Money Market
Portfolio, 0.14%(2)
(Cost $3,882,734)	3,882,734	3,882,734
Total Investments — 99.6%(1)
(Cost $386,165,836)		393,544,087
Other Assets and Liabilities, Net — 0.4%(1)		1,542,617
Total Net Assets — 100.0%(1)		$395,086,704

(1)	Calculated as a percentage of net assets.
(2)	Rate indicated is the current yield as of November 30, 2012.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	9

Statement of Assets & Liabilities
November 30, 2012

Assets:
Investments, at fair value (cost $386,165,836)	$393,544,087
Dividends & interest receivable	820,716
Receivable for capital shares sold	2,527,820
Receivable for Adviser expense reimbursement	30,591
Prepaid expenses & other assets	35,111
Total assets	396,958,325
Liabilities:
Payable for investment securities purchased	988,637
Payable for capital shares redeemed	454,607
Payable to Adviser	246,761
Payable to affiliates	71,903
Accrued expenses	94,100
Accrued distribution fees	15,613
Total liabilities	1,871,621
Net Assets	$395,086,704

Net Assets Consist of:
Capital stock	$380,312,103
Undistributed net investment income	2,945,898
Undistributed net realized gain on investments	4,449,295
Net unrealized appreciation of investments
and translations of foreign currency	7,379,408
Net Assets	$395,086,704

	Investor	Institutional
	Class	Class	C Class
Net Assets	$55,255,837	$337,740,426	$2,090,441
Shares issued and
outstanding(1)	4,404,971	26,798,215	166,960
Net asset value,
redemption price
and minimum
offering price
per share	$12.54	$12.60	$12.52
Maximum offering
price per share
($12.54/0.9425)	$13.31	N/A	N/A

(1) Unlimited shares authorized

Statement of Operations
For the Year Ended November 30, 2012

Investment Income:
Dividends from common stock	$4,109,540
Less: foreign taxes withheld	(134,528)
Net dividend income from common stock	3,975,012
Distributions received from master
limited partnerships	1,996,135
Less: return of capital on distributions	(1,866,772)
Net distribution income from master
limited partnerships	129,363
Interest income	9,007
Total investment income	4,113,382
Expenses:
Advisory fees	1,271,203
Fund administration & accounting fees	147,365
Federal & state registration fees	103,632
Transfer agent fees & expenses	102,158
Audit & tax fees	41,357
Custody fees	37,019
Shareholder communication fees	26,656
Trustee fees	17,497
Legal fees	14,827
Compliance fees	12,002
Other	8,959
Distribution fees:
Investor Class	60,278
C Class(1)	1,711
Total expenses before interest expense
on line of credit	1,844,664
Interest expense on line of credit	7,859
Total expenses before reimbursement	1,852,523
Less: expense reimbursement by Adviser	(137,589)
Net expenses	1,714,934
Net Investment Income	2,398,448
Realized and Unrealized Gain
of Investments and Translations
of Foreign Currency:
Net realized gain on investments, including
foreign currency gain	5,908,709
Net change in unrealized appreciation
of investments and translations
of foreign currency	5,785,845
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	11,694,554
Net Increase in Net Assets Resulting
from Operations	$14,093,002

(1) Inception date of the C Class was September 19, 2012.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

10	2012 Annual Report

Statement of Changes in Net Assets

		Period from
	Year Ended	May 31, 2011(1) to
	November 30, 2012	November 30, 2011
Operations
Net investment income	$2,398,448	$75,745
Net realized gain (loss) on investments, including foreign currency gain (loss)	5,908,709	(76,450)
Net change in unrealized appreciation of investments and translations of foreign currency	5,785,845	1,593,563
Net increase in net assets resulting from operations	14,093,002	1,592,858
Capital Share Transactions
Investor Class:
Proceeds from shares sold	55,821,140	4,428,702
Proceeds from reinvestment of distributions	22,381	—
Payments for shares redeemed	(3,843,733)	(3,097,490)
Increase in net assets from Investor Class transactions	51,999,788	1,331,212
Institutional Class:
Proceeds from shares sold	358,488,758	18,672,554
Proceeds from reinvestment of distributions	128,422	—
Payments for shares redeemed	(52,760,162)	(397,300)
Increase in net assets from Institutional Class transactions	305,857,018	18,275,254
C Class:(2)
Proceeds from shares sold	2,107,235	—
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets from C Class transactions	2,107,235	—
Net increase in net assets resulting from capital share transactions	359,964,041	19,606,466
Distributions to Shareholders
From net investment income
Investor Class	(11,159)	—
Institutional Class	(76,378)	—
C Class (2)	—	—
From net realized gains
Investor Class	(12,132)	—
Institutional Class	(69,994)	—
C Class (2)	—	—
Total distributions to shareholders	(169,663)	—
Total Increase in Net Assets	373,887,380	21,199,324
Net Assets
Beginning of period	21,199,324	—
End of period (including undistributed net investment income of
$2,945,898 and $83,894, respectively)	$395,086,704	$21,199,324
Transactions in Shares
Shares sold — Investor Class	4,599,821	438,256
Shares issued to holders in reinvestment of dividends — Investor Class	1,963	—
Shares redeemed — Investor Class	(314,759)	(320,310)
Net increase	4,287,025	117,946
Shares sold — Institutional Class	29,165,044	1,831,694
Shares issued to holders in reinvestment of dividends — Institutional Class	11,235	—
Shares redeemed — Institutional Class	(4,171,382)	(38,376)
Net increase	25,004,897	1,793,318
Shares sold — C Class(2)	166,960	—
Shares issued to holders in reinvestment of dividends — C Class(2)	—	—
Shares redeemed — C Class(2)	—	—
Net increase	166,960	—

(1)	Inception date of the Fund.
(2)	Inception date of the C Class was September 19, 2012.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	11

Financial Highlights

	Investor Class
		Period from
	Year Ended	May 31, 2011(1) to
	November 30, 2012	November 30, 2011
Per Common Share Data(2)
Net asset value, beginning of period	$11.06	$10.00
Investment operations:
Net investment income(3)	0.03	0.06
Net realized and unrealized gain on investments and
translations of foreign currency(3)	1.51	1.00
Total from investment operations	1.54	1.06
Less distributions:
Dividends from net investment income	(0.03)	—
Dividends from net capital gains	(0.03)	—
Total distributions	(0.06)	—
Net asset value, end of period	$12.54	$11.06
Total Return(4)(5)	14.03%	10.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$55,256	$1,305
Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.45%	4.15%
After expense reimbursement(6)	1.36%	1.35%
Ratio of expenses excluding interest expenses to average net assets:
Before expense reimbursement(6)	1.44%	4.15%
After expense reimbursement(6)	1.35%	1.35%
Ratio of net investment income to average net assets:
Before expense reimbursement(6)	1.30%	(1.72)%
After expense reimbursement(6)	1.39%	1.08%
Portfolio turnover rate(5)	37%	46%

(1)	Inception date of the Investor Class.
(2)	For an Investor Class share outstanding for the entire period.
(3)

The per common share data for the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

12	2012 Annual Report

Financial Highlights (continued)

	Institutional Class		C Class
		Period from	Period from
	Year Ended	May 31, 2011(1) to	September 19, 2012(2) to
	November 30, 2012	November 30, 2011	November 30, 2012
Per Common Share Data(3)
Net asset value, beginning of period	$11.09	$10.00	$12.68
Investment operations:
Net investment income(4)	0.07	0.04	0.01
Net realized and unrealized gain (loss) on investments and
translations of foreign currency(4)	1.51	1.05	(0.17)
Total from investment operations	1.58	1.09	(0.16)
Less distributions:
Dividends from net investment income	(0.04)	—	—
Dividends from net capital gains	(0.03)	—	—
Total distributions	(0.07)	—	—
Net asset value, end of period	$12.60	$11.09	$12.52
Total Return(5)(6)	14.32%	10.90%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$337,740	$19,895	$2,090
Ratio of expenses to average net assets:
Before expense reimbursement(7)	1.20%	3.90%	2.19%
After expense reimbursement(7)	1.11%	1.10%	2.11%
Ratio of expenses excluding interest expenses to average net assets:
Before expense reimbursement(7)	1.19%	3.90%	2.18%
After expense reimbursement(7)	1.10%	1.10%	2.10%
Ratio of net investment income to average net assets:
Before expense reimbursement(7)	1.55%	(1.44)%	0.57%
After expense reimbursement(7)	1.64%	1.36%	0.65%
Portfolio turnover rate(6)	37%	46%	37%

(1)	Inception date of the Institutional Class.
(2)	Inception date of the C Class.
(3)	For an Institutional Class or C Class share outstanding for the entire period.
(4)

The per common share data for the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	13

Notes to Financial Statements
November 30, 2012

1. Organization

Tortoise MLP & Pipeline Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on May 31, 2011.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation — The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.

Level 2	—

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common stock	$297,955,825	$—	$—	$297,955,825
Master limited
partnerships	91,705,528	—	—	91,705,528
Short-term investment	3,882,734	—	—	3,882,734
Total investments
in securities	$393,544,087	$—	$—	$393,544,087

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the beginning of the reporting period. During the year ended November 30, 2012, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Tax authorities can examine all the tax returns filed since the inception of the Fund.

Reclassification of capital accounts — Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2012, the Fund increased undistributed net investment income by $551,093, increased paid-in capital by $741,596, and decreased undistributed net realized gain by $1,292,689. The reclassifications were primarily due to the timing of recognition of gains and losses on investments.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

14	2012 Annual Report

Notes to Financial Statements (continued)

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

During the year ended November 30, 2012, the Fund reallocated the amount of 2011 investment income and return of capital it recognized based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $5,700, an increase in unrealized appreciation of investments of approximately $4,600, and an increase in realized gains of approximately $1,100 for the year ended November 30, 2012.

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLPs and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

4. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35%, 1.10% and 2.10% of average daily net assets of the Fund’s Investor Class shares, Institutional Class shares and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. As of November 30, 2012, the Adviser did not recoup any previously waived expenses. The Operating Expense Limitation Agreement will be in effect through at least September 30, 2013. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2014	$160,013
11/30/2015	137,589

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant. For the year ended November 30, 2012, the Fund incurred $147,365 in administration and fund accounting fees. At November 30, 2012, the Administrator was owed fees of $42,902 by the Fund.

USBFS also serves as the transfer agent to the Fund. For the year ended November 30, 2012, the Fund incurred $76,054 in transfer agent fees (excluding transfer agency out-of-pocket expenses). U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended November 30, 2012, the Fund incurred $37,019 in custody fees. At November 30, 2012, fees of $18,992 and $4,002 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended November 30, 2012, the Fund incurred $12,002 in compliance fees. At November 30, 2012, fees of $2,004 were owed by the Fund to the Chief Compliance Officer.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	15

Notes to Financial Statements (continued)

5. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended November 30, 2012, the Investor Class incurred expenses of $60,278 and the C Class incurred expenses of $1,711 pursuant to the Plan.

6. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended November 30, 2012, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$422,477,994	$55,623,800

7. Federal tax information

As of November 30, 2012, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$385,427,119
Gross unrealized appreciation	16,099,853
Gross unrealized depreciation	(8,160,728)
Net unrealized appreciation	7,939,125
Undistributed ordinary income	5,768,740
Undistributed long-term capital gain	1,066,736
Total distributable earnings	6,835,476
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$14,774,601

As of November 30, 2012, the Fund had no capital loss carryforwards.

For the year ended November 30, 2012, the Fund paid the following distributions to shareholders:

Ordinary	Long Term
Income*	Capital Gains	Total
$169,663	—	$169,663

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(6)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2012.

8. Line of credit

The Fund established a line of credit (“LOC”) in the amount of $75,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the year ended November 30, 2012, the Fund had average outstanding borrowings of $163,934 under the LOC and paid a weighted average interest rate of 3.25%.

9. Subsequent events

On December 27, 2012, the Fund paid a distribution to the Institutional Class in the amount of $6,581,195, or $0.232 per share, the Investor Class in the amount of $987,188, or $0.216 per share, and the C Class in the amount of $47,210, or $0.216 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

16	2012 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise MLP & Pipeline Fund

We have audited the accompanying statement of assets and liabilities of Tortoise MLP & Pipeline Fund (the Fund), including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP & Pipeline Fund at November 30, 2012, the results of its operations for the year ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 28, 2013

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	17

Trustees and Officers (unaudited)
November 30, 2012

			Number of		Other
			Portfolios		Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 63	Trustee	Indefinite Term; Since April 2011	15	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	None

David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Trustee	Indefinite Term; Since April 2011	15	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (1 Portfolio) (2012-Present).

Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since April 2011	15	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Anchor Bancorp Wisconsin, Inc. (2011-present); Independent Trustee, ETF Series Solutions (1 Portfolio) (2012-Present).

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since April 2011	15	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	None

Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairman, and Trustee	Indefinite Term; Since January 2011	15	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Robert M. Slotky 2020 E. Financial Way, Suite 100 Glendora, CA 91741 Age: 65	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001-present).	N/A

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Secretary	Indefinite Term; Since January 2011	N/A

Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010); Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).

					N/A

Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Compliance Officer, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

18	2012 Annual Report

Additional Information (unaudited)

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified dividend income/dividends received deduction

For the fiscal period ended November 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 91.10% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended November 30, 2012 was 77.02% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 48.41%.

Privacy notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Annual Report	19

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
1200 Main Street, Suite 2500
Kansas City, MO 64105

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104

855-TCA-FUND (855-822-3863)

This report should be preceded or accompanied by a prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise MLP & Pipeline Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2012 and November 30, 2011, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$28,500	$26,000
Audit-Related Fees	$0	$0
Tax Fees	$11,475	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	$11,475	$5,000
Registrant’s Investment Adviser	$15,000	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 5, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 5, 2013

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 5, 2013

* Print the name and title of each signing officer under his or her signature.